Exhibit 10.1
SECURITIES PURCHASE AGREEMENT
     This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of September 17 th, 2009, is made by and among Vitran Corporation Inc., a corporation organized under the laws of the Province of Ontario (the “Company”), and each of the purchasers (individually, a “Purchaser” and collectively the “Purchasers”) set forth on the execution pages hereof (each, an “Execution Page” and collectively the “Execution Pages”).
BACKGROUND
     A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from (i) securities registration afforded by the provisions of Rule 506 of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) prospectus and registration requirements under Canadian Securities Laws (as defined below).
     B. Upon the terms and conditions stated in this Agreement, the Company desires to issue and sell to each of the Purchasers, and each Purchaser desires to purchase, shares of the Company’s common stock, no par value (the “Common Stock”). The Common Stock is sometimes referenced herein as the “Securities” and each share of Common Stock may individually be referred to herein as a “Security.”
     C. In connection with the Closing pursuant to this Agreement, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws. This Agreement, the Registration Rights Agreement and all other agreements executed and delivered in connection herewith and therewith are collectively referred to herein as the “Transaction Documents.”
     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:
ARTICLE 1
PURCHASE AND SALE OF SECURITIES.
     1.1 Purchase and Sale of Securities. Subject to the terms and conditions hereof, at the Closing (as defined in Section 1.2 below), the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company, the number of shares of Common Stock as is set forth on such Purchaser’s Execution Page, for a purchase price (as to each Purchaser, the “Purchase Price”) per share equal to $8.50.

     1.2 The Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Articles 6 and 7 below, the closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Drinker Biddle & Reath LLP at One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103 or by the remote exchange of executed documents and other deliverables, at 10:00 a.m., Philadelphia, Pennsylvania time on the business day next following the date of this Agreement, or at such other time or place as the Company and the Purchasers may mutually agree (the “Closing Date”).
ARTICLE 2
PURCHASER’S REPRESENTATIONS AND WARRANTIES.
     Each Purchaser severally, but not jointly, represents and warrants to the Company as follows:
     2.1 Purchase for Own Account, Etc. Such Purchaser is purchasing the Securities for such Purchaser’s own account and not with a present view towards the public sale or distribution thereof, except (a) pursuant to sales that are exempt from the registration requirements of (x) the Securities Act and (y) any applicable securities laws of each of the provinces of Canada and the respective regulations and rules made under those securities laws together with all applicable policy statements, blanket orders and rulings of the securities commissions or regulatory authority in each of the provinces of Canada (collectively the “Securities Commissions”) and all discretionary orders or rulings, if any, of the Securities Commissions made in connection with transactions contemplated by the Transaction Documents, together with applicable published policy statements of the Canadian Securities Administrators and the Toronto Stock Exchange (“TSX”) (collectively, the “Canadian Securities Laws”), and/or (b) sales registered under the Securities Act or qualified for resale in accordance with Canadian Securities Laws. Such Purchaser understands that such Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2.1 to the contrary, by making the representations herein, such Purchaser reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act and otherwise in accordance with all applicable laws.
     2.2 Accredited Investor Status. Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D and under Canadian Securities Laws.
     2.3 Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and registration and prospectus requirements under Canadian Securities Laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. Such Purchaser shall notify the Company immediately of any change in any representation, warranty, covenant or other information relating to such Purchaser or any beneficial purchaser set out in this Agreement which takes place prior to Closing.
     2.4 Information. Such Purchaser has been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser. Neither such inquiries nor any other investigation conducted by such Purchaser or any of its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in Article 3 below. Such Purchaser understands that such Purchaser’s investment in the Securities involves a high degree of risk, and that such Purchaser is solely responsible for obtaining such legal, financial and tax advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder. Without limiting the foregoing, Purchaser acknowledges that the information on Section 2.4 of the Disclosure Schedule has been disclosed to Purchaser and is planned to be disclosed publicly prior to the Closing.
     2.5 Investment Decision. Such Purchaser has the knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder and is able to bear the economic risk of loss of that investment and is capable of making an informed investment decision.
     2.6 Offering Documents. Such Purchaser has not received a prospectus, an offering memorandum, sales or advertising literature or similar document in connection with the transactions contemplated hereby and has not received, nor has such Purchaser requested, nor does such Purchaser need to receive, any other document.
     2.7 Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency, including any Canadian federal or provincial agency or Securities Commission, has passed upon or made any recommendation or endorsement of the Securities.
     2.8 Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Purchaser and are legal, valid and binding agreements of such Purchaser enforceable against such Purchaser in accordance with their respective terms.
     2.9 Residency. Such Purchaser is a resident of the jurisdiction set forth under such Purchaser’s name on the Execution Page hereto executed by such Purchaser, and such address was not created and is not being used solely for the purpose of acquiring the Securities. Such Purchaser is not a resident of Canada.
     2.10 Short Sales and Confidentiality Prior To The Date Hereof. Other than the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, executed any transaction, including short sales, in the securities of the Company during the period commencing from the time that such Purchaser was first contacted by the Company or any other person disclosing the material terms of the transactions contemplated hereunder until the date hereof. Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.
     2.11 Securities Law Filings. If required by applicable securities legislation, policy or order of the any securities regulator or stock exchange, the Securities Act or applicable U.S. state securities laws, Canadian Securities Laws or otherwise required by any securities commission or other regulatory authority, such Purchaser will promptly execute, deliver and file or assist the Company in filing the reports, undertakings and other documents with respect to the issuance and registration of the Securities so required. Subject to Section 4.2, such Purchaser understands that the Company may be required by law or otherwise to disclose to certain regulatory authorities the identity of and other information regarding such Purchaser.
Each Purchaser acknowledges and agrees that the foregoing representations and warranties are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Purchaser’s eligibility to purchase the Securities under applicable securities legislation. Each Purchaser further agrees that by accepting delivery of the Securities on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date with the same force and effect as if they had been made by such Purchaser at the time of Closing and that they each shall survive the purchase by the Purchaser of the Securities and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of such Securities.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     Except as set forth on a Disclosure Schedule executed and delivered by the Company to each Purchaser (the “Disclosure Schedule”) or as set forth in the Select SEC Documents (as defined in Section 3.8 below), other than what is set forth in the Risk Factors of any such Select SEC Documents or any other disclosure that is forward looking or prospective in nature in any such Select SEC Documents, the Company represents and warrants to each Purchaser as follows:
     3.1 Organization and Qualification. The Company and each of its “Subsidiaries” (which for purposes of this Agreement means the principal operating subsidiaries of the Company referenced in its Annual Report (as defined in Section 3.8 below) is a corporation organized and existing in good standing under the laws of the jurisdiction in which it is incorporated or organized, and has the corporate power to own its properties and to carry on its business as now being conducted. The Company is qualified to do business and in good standing in the Province of Ontario, Canada, and each of its Subsidiaries is qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure to so qualify or to be in good standing would have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to (i) the Securities,

(ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents or (iii) the business, operations, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole. The Company has no Subsidiaries except as set forth in Section 3.1 of the Disclosure Schedule, each of which is, except as set forth on such schedule, a direct or indirect wholly-owned subsidiary of the Company. For purposes of this Agreement, “subsidiary” shall have the meaning ascribed to it in the Business Corporations Act (Ontario) (the “OBCA”).
     3.2 Authorization; Enforcement. (i) The Company and, with respect to each of the other Transaction Documents to which any Subsidiary is a party, each of such Subsidiaries, has the corporate power and authority to enter into and perform their obligations under this Agreement and the other Transaction Documents including, in the case of the Company, to issue and sell the Common Stock in accordance with the terms hereof; (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and each of its Subsidiaries, as applicable, and the consummation by them of the transactions contemplated hereby and thereby (including, without limitation, in the case of the Company, the issuance of the Common Stock) have been duly authorized by the Company’s and each of its Subsidiaries’ Board of Directors, as applicable, and no further consent or authorization of the Company or any of its Subsidiaries, their Boards of Directors, or any committee of their Boards of Directors is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company and each of its Subsidiaries, as applicable, of the other Transaction Documents, such Transaction Documents will constitute, valid and binding obligations of the Company and each of its Subsidiaries, as applicable, enforceable against the Company and its Subsidiaries in accordance with their terms. Neither the execution, delivery or performance by the Company or any of its Subsidiaries of their obligations under this Agreement or the other Transaction Documents, nor the consummation by them of the transactions contemplated hereby or thereby (including, without limitation, in the case of the Company, the issuance of the Common Stock) requires any consent or authorization of the Company’s stockholders, or the Subsidiaries.
     3.3 Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares of Common Stock to be issued hereunder is set forth in Section 3.3 of the Disclosure Schedule. All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such exercisable, exchangeable or convertible securities will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances, in each case contained in the Company’s Articles of Incorporation or Bylaws (as such terms are defined below), in the OBCA, or any contract to which the Company is a party. Except as set forth in Section 3.3 of the Disclosure Schedule, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, nor, aside from the transactions contemplated herein, are any such issuances, contracts, commitments, understandings or arrangements contemplated, (ii) there are no contracts, commitments, understandings or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement); (iii) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem or otherwise acquire any security of the Company or any of its Subsidiaries; and (iv) the Company does not have any shareholder rights plan, “poison pill” or other anti-takeover plans or similar arrangements. Section 3.3 of the Disclosure Schedule sets forth all of the securities or instruments issued by the Company or any of its Subsidiaries that contain anti-dilution or similar provisions, and, except as and to the extent set forth thereon, the sale and issuance of the Securities will not trigger any anti-dilution adjustments to any such securities or instruments. The Company has furnished or made available to each Purchaser true and correct copies of the Company’s Articles of Incorporation as in effect on the date hereof (“Articles of Incorporation”), the Company’s Bylaws as in effect on the date hereof (the “Bylaws”), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, all of which instruments and agreements are set forth in Section 3.3 of the Disclosure Schedule. The Company’s Articles of Incorporation may be amended in accordance with the OBCA and subject to any shareholder consent or shareholder voting requirements set forth therein or in the Company’s Articles of Incorporation or Bylaws. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or any such Subsidiary.
     3.4 Issuance of Securities. The Common Stock has been duly authorized and, upon issuance in accordance with the terms of this Agreement, (i) will be validly issued, fully paid and non-assessable shares of common stock of the Company, free from all taxes, liens, claims and encumbrances pursuant to the Company’s Articles of Incorporation or Bylaws, or the OBCA, and (ii) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person pursuant to the Company’s Articles of Incorporation, Bylaws, the OBCA, or any contract to which the Company is a party, and (iii) will not impose personal liability on the holder thereof pursuant to the OBCA. Presuming the truth and accuracy of the representations and warranties of each Purchaser herein, and the representations and warranties of the Placement Agents pursuant to Section 6.4 below, the issuance by the Company of the Securities is exempt from registration under the Securities Act and from the registration and prospectus requirements of Canadian Securities Laws.
     3.5 No Conflicts; Consents. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Company’s Articles of Incorporation or Bylaws, (ii) assuming that the proceeds of the sale and issuance of the Securities are used in accordance with Section 4.5 hereof, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal, and state securities laws, rules and regulations, Canadian Securities Laws and rules and regulations of any other self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, with respect to clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect). Except (u) as may be required under the Securities Act in connection with the performance of the Company’s obligations under the Registration Rights Agreement, (v) for the filing of a report on Form 45-106F1, prepared and executed in accordance with National Instrument 45-106 — Prospectus and Registration Exemptions, if required, (w) for the filing of a Form D with the SEC, (x) as may be required for compliance with applicable state securities or “blue sky” laws, (y) the approval of the Nasdaq Global Select Market (the “National Market”) and the TSX, or (z) as otherwise set forth in Section 3.5 of the Disclosure Schedule, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or other third party (including, without limitation, pursuant to any Material Contract (as defined in Section 3.7 below)) in order for it to execute, deliver or perform any of its obligations under this Agreement or any of the other Transaction Documents
     3.6 Reporting Issuer Status. The Company is a “reporting issuer” or the equivalent thereof in good standing under the applicable Canadian Securities Laws in each of the provinces of Canada and has no reasonable grounds to believe that it will not continue to be a reporting issuer in each such jurisdiction and is in compliance with all applicable Canadian Securities Laws in all material respects and has made all necessary filings (including, without limitation, the filing of all continuous disclosure materials) required to be filed by the Company pursuant to the Canadian Securities Laws.
     3.7 Compliance. The Company is not in violation of its Articles of Incorporation, Bylaws or other organizational documents and no Subsidiary is in violation of any of its organizational documents. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred that with notice or lapse of time or both would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (including, without limitation, the Material Contracts), except for actual or possible violations, defaults or rights that would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted, and shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violation or violations, would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company, nor any of its Subsidiaries, nor to the knowledge of the Company any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company or any Subsidiary, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or the Corruption of Foreign Public Officials Act, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign regulatory authorities that are material to the conduct of its business, and neither the Company nor any of its Subsidiaries has received any notice of proceeding relating to the revocation or modification of any such certificate, authorization or permit.
     3.8 SEC Documents, Financial Statements. Since December 31, 2007, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents, including, without limitation, all current Reports on Form 8-K, required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the “SEC Documents”). True and complete copies of the SEC Documents are available on the SEC website. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth on Section 3.8 of the Disclosure Schedule, none of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Select SEC Documents (as defined below), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. To the extent required by the rules and regulations of the SEC applicable thereto, the Select SEC Documents contain a complete and accurate list of all undischarged Material Contracts (as defined below) to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties or assets of the Company or any Subsidiary is subject. Except as set forth in the Select SEC Documents, none of the Company, its Subsidiaries or, to the knowledge of the Company, any of the other parties thereto is in breach or violation of any Material Contract, which breach or violation would have a Material Adverse Effect. For purposes of this Agreement, “Material Contracts” means the contracts, agreements, leases and other instruments required to be filed pursuant to Item 601 of Regulation S-K promulgated under the Exchange Act and “Select SEC Documents” means the Company’s (A) Proxy Statement for its 2009 Annual Meeting, (B) Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as amended (the “Annual Report”), and (C) all Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed since December 31, 2008. No other information provided by or on behalf of the Company to the Purchasers that is not included in the Select SEC Documents, and that when read with the Select SEC Documents, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.
     3.9 Internal Accounting Controls. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Annual Report and the Company’s most recently filed Quarterly Report on Form 10-Q (each such date, an “Evaluation Date”). The Company presented in the Annual Report and its most recently filed Quarterly Report on Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the respective Evaluation Date. Since the Evaluation Date for the Annual Report, there have been no significant changes in the Company’s disclosure controls and procedures (as such term is defined in Item 307 of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls, except as expressly disclosed in the Select SEC Documents as to changes that occurred after the Evaluation Date.
     3.10 Absence of Certain Changes. Except as set forth in the Select SEC Documents, since December 31, 2008, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole. Except as disclosed in Section 3.10 of the Disclosure Schedule, since December 31, 2008, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had any capital expenditures in excess of $100,000 outside the ordinary course of business. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries.
     3.11 Transactions With Affiliates. Except as set forth in the Select SEC Documents, none of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner that would be required by applicable securities laws to be disclosed (each a “Related Party Transaction”). The Select SEC Documents accurately describe the material terms of each Related Party Transaction.
     3.12 Absence of Litigation. Except as disclosed in the Select SEC Documents or in Section 3.12 of the Disclosure Schedule, there are no actions, suits, proceedings, inquiries or investigations before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC or any of the Securities Commissions) pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such, which, if determined adversely to the Company would, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, there are no facts which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.
     3.13 Intellectual Property. Each of the Company and its Subsidiaries owns or is duly licensed (and, in such event, has sufficient rights to grant sublicenses) to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business as now being conducted and as presently contemplated to be conducted in the future. Section 3.13 of the Disclosure Schedule sets forth a list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, registered copyrights, copyright applications, licenses and permits material to the Company and owned and/or used by the Company in its business. To the knowledge of the Company, neither the Company nor any Subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any third party Intangibles. Neither the Company nor any of its Subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its Subsidiaries

has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company’s or its Subsidiaries’ ownership of or right to use its Intangibles. No registration relating to any Intangible material to the Company has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or its Subsidiaries.
     3.14 Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the conduct of the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except (i) liens and encumbrances granted by the Company and its Subsidiaries in favor of the holders of its senior indebtedness, and (ii) such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not, individually or in the aggregate, material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
     3.15 Tax Status. Except as set forth in the Select SEC Documents, the Company and each of its Subsidiaries has made or filed all foreign, U.S. and Canadian federal, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the Company knows of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any foreign, federal, state, provincial or local tax. Except as disclosed in Section 3.15 of the Disclosure Schedule, none of the Company’s tax returns is presently being audited by any taxing authority.
     3.16 Key Employees. Each of the Company’s directors and officers and any Key Employee (as defined below) is currently serving the Company in the capacity disclosed in the Select SEC Documents. To the knowledge of the Company, no Key Employee is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters. No Key Employee has, to the knowledge of the

Company and its Subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its Subsidiaries, nor is any such Key Employee subject to any constraints which would cause such employee to be unable to devote his full time and attention to such employment or services. For purposes of this Agreement, “Key Employee” means Richard Gaetz and Sean Washchuk or any other employee or agent who assumes or performs any of the duties of either individual.
     3.17 Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any material union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would result in a Material Adverse Effect. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) under the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. The Company and its Subsidiaries are in compliance with all U.S. federal and state, and Canadian federal and provincial, laws and regulations respecting employment and employment practices, benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect.
     3.18 Insurance. The Company and each of its Subsidiaries has in force fire, property, casualty, vehicle, and other insurance policies, with extended coverage by insurers of recognized financial responsibility, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. No default or event has occurred that could give rise to a default under any such policy. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
     3.19 Environmental Matters. There is no environmental litigation or other environmental proceeding pending or, to the knowledge of the Company or any of its Subsidiaries, threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any of its Subsidiaries or any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries. To the knowledge of the Company or any of its Subsidiaries, no state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or any of its Subsidiaries or that may otherwise have a Material Adverse Effect. To the knowledge of the Company or any of its Subsidiaries, no Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or any of its Subsidiaries or by any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries in violation of any applicable environmental laws, except for such violations as have been remediated in accordance with such laws, or where such violations would not, either individually or in the aggregate, result in a Material Adverse Effect. The environmental compliance programs of the Company and each of its Subsidiaries comply in all material respects with all environmental laws, whether foreign, federal, state, provincial or local, currently in effect. For purposes of this Agreement, “Hazardous Substances” means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.
     3.20 Solvency. Based on the financial condition of the Company as of the date hereof, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).
     3.21 Listing. Since December 31, 2008, the Company’s common stock has been and currently is listed for trading on the National Market and the TSX. The Company is not in violation of the listing requirements of the National Market or the TSX, does not reasonably anticipate that the Common Stock will be delisted by the National Market or the TSX for the foreseeable future, and has not received any notice regarding the possible delisting of the Common Stock from the National Market or the TSX. The Company has secured the listing of the common stock to be issued pursuant to this Agreement on the National Market and the TSX and on each other national securities exchange, automated quotation system or over-the-counter market upon which shares of Common Stock are currently listed (subject to official notice of issuance).
     3.22 Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. To the knowledge of the Company, there exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement). The Company has no basis to believe that its past or present independent public auditors will withhold their consent to the inclusion, or incorporation by reference, of their audit opinion concerning the Company’s financial statements which are included in the Registration Statement required to be filed pursuant to the Registration Rights Agreement.
     3.23 Anti-Takeover Provisions. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement or plan) or other similar anti-takeover provision under its Articles of Incorporation or the laws of the jurisdiction of its incorporation (including, without limitation, the Business Corporations Act (Ontario)) which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any and all Purchaser’s ownership of the Securities.
     3.24 Acknowledgment Regarding Each Purchaser’s Purchase of the Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and that no Purchaser is (i) an officer or director of the Company, (ii) to the knowledge of the Company, based solely on reports filed with the SEC, an “affiliate” of the Company (as defined in Rule 144 under the Securities Act (including any successor rule, “Rule 144”)) or (iii) to the knowledge of the Company, based solely on reports filed with the SEC, a “beneficial owner” of more than 5% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.
     3.25 No General Solicitation or Integrated Offering; Private Placement. Neither the Company nor any distributor, agent or affiliate participating on the Company’s behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, agent or affiliate has conducted any “general solicitation” (as such term is defined in Regulation D) with respect to any of the Securities being offered hereby. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act, cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of such integration would require registration under the Securities Act, or that would require stockholder approval under applicable stockholder approval provisions.
     3.26 No Brokers. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby except for dealings with the Placement Agents, whose commissions and fees will be paid by the Company.
     3.27 Acknowledgment Regarding Securities. The Company’s directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder, including the dilution that such issuance will have on the ownership interests of other stockholders. Taking the foregoing into account, the Company’s Board of Directors has determined in its good faith business judgment that the issuance of the Securities hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.
     3.28 Indebtedness and Other Contracts. Except as disclosed in the SEC Documents or in Section 3.28 of the Disclosure Schedule, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, or (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness which violation or default would result in a Material Adverse Effect.
          (a) For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations (as defined below) in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above;
          (b) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and
          (c) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
     3.29 Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.
     3.30 Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) except as provided for in the Transaction Documents, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) except as provided for in the Transaction Documents, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.
     3.31 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
     3.32 Sarbanes-Oxley Act. The Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.
     3.33 Disclosure. All information relating to or concerning the Company and/or any of its Subsidiaries set forth in this Agreement or provided to the Purchasers pursuant to Section 2.3 hereof or otherwise in connection with the transactions contemplated hereby, when read with the Select SEC Documents, is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the transactions contemplated by the Transaction Documents, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed or to be declared effective on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company’s securities. Each press release issued by the Company during the 12 months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
     3.34 Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.
     3.35 Subsidiaries. All of the direct and indirect subsidiaries of the Company are wholly owned by the Company directly or indirectly. The Company owns, directly or indirectly,

all of the capital stock or other equity interests of each Subsidiary free and clear of any liens except for liens in favor of the Company’s lenders, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights, in each case contained in the Company’s Articles of Incorporation or Bylaws, the OBCA, or any contract to which the Company is a party.
     3.36 Independent Accountants. KPMG LLP, who have expressed their opinion with respect to the audited financial statements of the Company to be included as a part of the Registration Statement, are independent public accountants as required by the Exchange Act and the rules and regulations of the Commission thereunder.
     3.37 Shell Company Status. The Company is not a shell company or an issuer identified in Rule 144(i)(1).
ARTICLE 4
COVENANTS.
     4.1 Commercially Reasonable Efforts. The parties shall use their respective commercially reasonable efforts timely to satisfy each of the conditions described in Articles 5, 6 and 7 of this Agreement.
     4.2 Form D; Blue Sky Laws. The Company shall file with the SEC a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to each Purchaser pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States or obtain exemption therefrom. On or before 8:30 a.m., New York Time, on the first Business Day (as defined in the Registration Rights Agreement) following the execution of this Agreement, the Company shall issue a press release and file a Form 8-K with the SEC concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K (the “8-K Filing”). From and after the 8-K Filing, the Company hereby acknowledges that no Purchaser shall be in possession of any material non-public information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, which is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material non-public information regarding the Company or any of its Subsidiaries from and after the 8-K Filing (a) without the express written consent of such Purchaser, (b) unless required by any agreement between the Company and the Purchaser, or (c) except as is conveyed to the Purchaser pursuant to Sections 3.6 and 3.16 of the Registration Rights Agreement. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries or any of its or their respective officers, directors, employees and agents, if the Company does not make a public disclosure of such information within one Trading Day of a Purchaser’s delivery of a written notice of such breach to the Company, which notice shall include in reasonable detail the information that such Purchaser believes constitutes material non-public information, then in addition to any other remedy provided herein or in the other

Transaction Documents, such Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material non-public information without the prior approval by the Company, its Subsidiaries or any of its or their respective officers, directors, employees or agents. The Purchaser shall provide a copy of the disclosure to the Company for its review no later than the second business day prior to release by the Purchaser. No Purchaser shall have any liability to the Company, its Subsidiaries or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and as is required by applicable law and regulations, or (ii) as otherwise required by law or the rules of the TSX and/or the National Market. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency, or the stock exchanges or automated quotation systems upon which the Company’s shares of Common Stock are traded, including, without limitation, any and all discounted issuance rules, if applicable, without the prior written consent of such Purchaser, except (i) for disclosure thereof in the exhibits to the 8-K Filing or (ii) as required by law or the regulations of the stock exchange or automatic quotation system upon which the Company’s shares of Common Stock are then traded or any order of any court or other governmental agency, in which case the Company shall provide such Purchaser with notice and a copy of such disclosure, and (iii) for disclosure in the registration statement to be filed pursuant to the Registration Rights Agreement.
     4.3 Report of Exempt Distribution. The Company shall, if required, file, with the applicable Securities Commission, a report of exempt distribution as required under Section 6.1 of National Instrument 45-106 within 10 days of the issuance of the Common Stock to the Purchasers.
     4.4 Reporting Status. During the period from the date of this Agreement until the later of (i) one year following the date of this Agreement, and (ii) the date on which all Securities may be resold by the Purchaser in reliance on Rule 144 of the Securities Act, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall, during the same time period, (A) take all actions necessary to meet the “registrant eligibility” requirements set forth in the general instructions to Form S-3 or any successor form thereto, to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act, and (B) use its commercially reasonable efforts to continue to be a “reporting issuer” in each of the provinces of Canada.
     4.5 Use of Proceeds. The Company shall use the proceeds from the sale and issuance of the Securities to repay certain of its existing senior indebtedness.

     4.6 Listing. During the period from the date of this Agreement until the later of (i) one year following the date of this Agreement, and (ii) the date on which all Securities may be resold by the Purchaser in reliance on Rule 144 of the Securities Act, the Company shall do all things necessary to ensure the Common Stock to be issued pursuant to this Agreement are listed for trading on the TSX and National Market and shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock on (i) the TSX and (ii) the National Market, the Nasdaq Global Market, the Nasdaq Capital Market (the “SmallCap Market”), the New York Stock Exchange (the “NYSE”) or the American Stock Exchange (the “AMEX”) (each market listed in (ii), a “U.S. Exchange”), and shall comply in all respects with the reporting, filing and other obligations under or applicable to the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) such exchanges, or such electronic system, as applicable. The Company shall, during the same time period, promptly provide to each Purchaser copies of any written notices it receives regarding the continued eligibility of the Common Stock for trading on any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.
     4.7 Corporate Existence. During the period from the date of this Agreement until the later of (i) one year following the date of this Agreement, and (ii) the date on which all Securities may be resold by the Purchaser in reliance on Rule 144 of the Securities Act, the Company shall maintain its corporate existence, and in the event of an amalgamation, plan of arrangement, merger, consolidation or sale of all or substantially all of the Company’s assets, the Company shall ensure that the surviving or successor entity in such transaction assumes the Company’s obligations under this Agreement and the other Transaction Documents and the agreements and instruments entered into in connection herewith and therewith.
     4.8 No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would cause this offering of the Securities to be integrated with any other offering of securities by the Company in a manner which would cause Rule 506 to be unavailable for the issuance of the Securities to the Purchaser, or that would require stockholder approval to be obtained for the issuance of the Securities.
     4.9 Legal Compliance. The Company shall conduct its business and the business of its Subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.
     4.10 Compliance with Canadian Securities Law. The Purchaser may not trade the Common Stock on the TSX, and may not make an offer to Canadian residents, in each case, other than in accordance with Canadian Securities Laws.
     4.11 Shareholders Rights Plan. No claim shall be made or enforced by the Company or any other person that any Purchaser is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under this Agreement or any other Transaction Documents or under any other agreement between the Company and the Purchasers.

     4.12 Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by any Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities, provided such pledge is made in compliance with all applicable securities laws. Subject to the foregoing, the pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document.
     4.13 Lock-Up Agreements. The Company shall use commercially reasonable efforts to cause each party identified on Section 4.13 of the Disclosure Schedule to execute and deliver lock-up agreements in the form attached hereto as Exhibit B (the “Lock-Up Agreements”).
     4.14 Material Information; Notices. In the event the Company has made a good faith determination that the matters relating to any notice required to be provided to any Purchaser pursuant to any Transaction Document (each a “Required Notice”), constitute material non-public information, the Company shall give written notice (the “Material Event Notice”) to the person designated on the signature page of each Purchaser for the receipt of any Material Event Notice, or such other person as such Purchaser shall designate in writing to the Company (the “Material Notice Recipient”). Until the earlier to occur of (x) the date on which the Material Notice Recipient gives written notice to the Company authorizing the delivery of such Required Notice to the Purchaser (the “Material Event Notice Acceptance”) or (y) the date on which the material non-public information which is the subject of the Required Notice is publicly disclosed in a filing with the SEC, the Company shall be relieved of any obligation imposed by this Agreement or any other Transaction Document to deliver the Required Notice to the Purchaser and such Purchaser shall be deemed to have waived the Purchaser’s rights hereunder to receive such Required Notice until such time as the Material Notice Recipient delivers such Material Event Notice Acceptance to the Company. Notwithstanding anything in any Transaction Document to the contrary, the Company covenants and agrees that it shall not provide the Required Notice to any Purchaser until the earlier to occur of (x) such time as the Material Event Notice Acceptance is received by the Company or (y) the material non-public information which is the subject of the Required Notice has been disclosed in a filing with the SEC. Any Purchaser may, as set forth on its signature page hereto or otherwise by written notice to the Company, elect to waive its right to appoint a Material Notice Recipient under this Section 4.14 for such Purchaser; provided, that in such event the Company shall not be relieved from the performance of any of its obligations with respect to such Purchaser under this Agreement, including, without limitation, the obligations set forth in Section 4.2 with respect to the Company’s delivery of notices to such Purchaser.
ARTICLE 5
SECURITIES TRANSFER MATTERS.
     5.1 Transfer or Resale. Each Purchaser understands that except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act, any U.S. state securities laws or Canadian Securities Laws, and the Securities may not be transferred unless (A) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities

(including in conformity with applicable prospectus delivery requirements, if any); or (B) sold or transferred under and in compliance with Rule 144 and Canadian Securities Laws or pursuant to another available exemption from the registration requirements of the Securities Act of the prospectus requirements of Canadian Securities Laws and such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred either (i) pursuant to an exemption from such registration requirements or the registration and prospectus requirements of Canadian Securities Laws; or (ii) in compliance with Rule 144 and Canadian Securities Laws; or (C) sold or transferred to an affiliate of such Purchaser that agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section 5.1, provided there is no change in the beneficial ownership of the Securities resulting from such sale or transfer to the affiliate. Each Purchaser understands that neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the terms of the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, (x) the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations and (y) during the period beginning with the Closing and ending on the date which is four months and one day after the Closing, the Common Stock may not be traded by the Purchaser on the TSX or to a resident of Canada, in each case, other than in accordance with Canadian Securities Laws.
     5.2 Legends. Each Purchaser understands that, until such time as the Securities, as contemplated by the Registration Rights Agreement or otherwise, may be sold by such Purchaser without limitation or restriction pursuant to Rule 144, the certificates for the Securities will upon issuance bear restrictive legends in substantially the following form, and such other legends as may be required by applicable law:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED OTHER THAN PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) PURSUANT TO RULE 144 UNDER SAID ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND, IN EACH CIRCUMSTANCE, PROVIDED AN OPINION OF COUNSEL SELECTED BY THE HOLDER AND REASONABLY ACCEPTABLE TO THE ISSUER, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT IS DELIVERED TO THE ISSUER. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

The securities represented by this certificate are listed on the Toronto Stock Exchange (“TSX”); however, the said securities cannot be traded through the facilities of TSX since they are not freely transferable, and consequently any certificate representing such securities is not “good delivery” in settlement of transactions on TSX.
     5.3 Legend Removal. The legends set forth above shall be removed and the Company shall issue a physical certificate without such legends to the holder of any Security upon which it is stamped or issue by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if: (i) the Security is registered for resale under the Securities Act (including registration pursuant to Rule 415 thereunder and provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Shares for resale, the Purchaser agrees to only sell such Shares during such time that such registration statement is effective and such Purchaser is not aware or has not been notified by the Company that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement); (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that such Shares are eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions and that a public sale or transfer of such Security may be made without registration under the Securities Act; or (iii) such holder is not an affiliate of the Company and provides the Company with reasonable assurances that such Security can be sold without limitation or restriction under Rule 144 or has been, or is to be otherwise, sold in compliance with Rule 144 without volume or manner of sale restrictions and provides the Company with an opinion to that effect from legal counsel reasonably acceptable to the Company. Following the earlier of (i) the Effective Date of the Registration Statement (as set forth in the Registration Rights Agreement) or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Securities and without volume or manner-of-sale restrictions, the Company shall cause its counsel to issue to the Transfer Agent the legal opinion referred to in the Irrevocable Transfer Agent Instructions. Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. Following the Effective Date, or at such earlier time as a restrictive legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and an opinion of counsel to the extent required by Article 5, (such third Trading Day, the “Legend Removal Date”) deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Article 5.
     5.4 Irrevocable Transfer Agent Instructions. Upon the earlier of (i) the Effective Date of the Registration Statement or (ii) the date on which the Purchaser is eligible to sell the Securities under Rule 144, the Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent in the form of Exhibit C attached hereto (the “Irrevocable

Transfer Agent Instructions”) with regard to the removal of the legends consistent with the provisions of Section 5.3. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5.4 or instructions that are not contradictory therewith will be given by the Company to its transfer agent in connection with this Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Article 5 will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5.4 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5.4, that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.
     5.5 Transferees Bound by Transaction Documents. Notwithstanding the provisions of this Article 5 and subject to Section 4.10 hereof, no Purchaser may transfer the Securities, other than in an ordinary brokerage transaction on a U.S. Exchange, unless the transferee agrees in writing to be bound by all of the provisions of the Transaction Documents, and it shall be a condition to any such transfer that any such transferee execute and deliver appropriate documentation, in form and substance reasonably satisfactory to the Company, to such effect. For greater certainty, such documentation shall include a covenant from such transferee that it shall not sell or otherwise dispose of any of the Securities except in compliance with all applicable securities laws, and that, without limiting the foregoing, such transferee shall not sell or otherwise dispose of any of the Securities on the TSX or to any person resident in Canada for a period of four months and one day following the Closing, in each case, other than in accordance with Canadian Securities Laws.
ARTICLE 6
CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.
     The obligation of the Company hereunder to issue and sell the Securities to each Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions as to such Purchaser, provided that such conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:
     6.1 Execution of Transaction Documents. Each Purchaser shall have executed such Purchaser’s Execution Page to this Agreement and each other Transaction Document to which such Purchaser is a party and delivered the same to the Company.
     6.2 Payment of Purchase Price. Each Purchaser shall have delivered the full amount of such Purchaser’s Purchase Price to the Company by wire transfer in accordance with the Company’s written wire instructions.
     6.3 Purchaser’s Representations and Warranties True; Covenants Performed. The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and such Purchaser shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.
     6.4 No Legal Prohibition. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.
ARTICLE 7
CONDITIONS TO EACH PURCHASER’S OBLIGATION TO PURCHASE.
     The obligation of each Purchaser hereunder to purchase the Securities for which it is subscribing from the Company hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that such conditions are for each Purchaser’s individual and sole benefit and may be waived by any Purchaser as to such Purchaser at any time in such Purchaser’s sole discretion:
     7.1 Execution of Transaction Documents. The Company shall have executed such Purchaser’s Execution Page to this Agreement and each other Transaction Document to which the Company is a party and delivered executed originals of the same to such Purchaser.
     7.2 Lock-up Agreement. The parties identified on Section 4.13 of the Disclosure Schedule shall have executed and delivered the Lock-up Agreements in the form attached hereto as Exhibit B.
     7.3 Delivery of Securities. The Company shall have delivered to such Purchaser duly executed Securities for the number of shares of Common Stock being purchased by such Purchaser (each in such denominations as such Purchaser shall request), registered in such Purchaser’s name or its designated nominee name solely for custodial purposes.
     7.4 Listing. The Common Stock to be issued pursuant to this Agreement shall be authorized for quotation and listed on the TSX and the National Market and trading in the Common Stock (or on the TSX or the National Market generally) shall not have been suspended nor shall suspension have been threatened, as of the Closing Date by the SEC, any of the Securities Commissions, the TSX or the National Market.
     7.5 Representations and Warranties True; Covenants Performed. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for (i) representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date, and (ii) representations and warranties which are qualified by materiality, which representations and warranties shall be true and correct as so qualified as of such date.) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by an authorized officer of the Company after reasonable investigation, dated as of the Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by such Purchaser.
     7.6 No Legal Prohibition; Government Approval. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of, any of the transactions contemplated by this Agreement. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.
     7.7 Legal Opinion. Such Purchaser shall have received an opinion of the Company’s counsel, dated as of the Closing Date, in form reasonably acceptable to the Purchasers.
     7.8 No Material Adverse Change. There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, since the date hereof, and no information that is materially adverse to the Company and its Subsidiaries, taken as a whole, and of which such Purchaser is not currently aware shall come to the attention of such Purchaser.
     7.9 Corporate Approvals. Such Purchaser shall have received a copy of the Articles of Incorporation, Bylaws and resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company, and such other documents they reasonably request in connection with the Closing.
     7.10 Good Standing Certificates. The Company shall have delivered to such Purchaser a true copy of a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.
     7.11 Transfer Agent Certification. The Company shall have delivered to such Purchaser a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.
ARTICLE 8
GOVERNING LAW; MISCELLANEOUS.
     8.1 Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company and each Purchaser irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the City of New York, Borough of Manhattan, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser each irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Purchaser each further agrees that service of process upon such party mailed by first class mail shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law. The Company and each Purchaser each agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF ANY TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.
     8.2 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile or e-mail transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile or e-mail transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.
     8.3 Construction. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.
     8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.
     8.5 Entire Agreement; Amendments. This Agreement and the other Transaction Documents (including any schedules and exhibits hereto and thereto) contain the entire understanding of the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and, except as otherwise provided herein, no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents. The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.
     8.6 Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as provided herein. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:
(a)	If to the Company:

Vitran Corporation Inc.
185 The West Mall, Suite 701
Toronto, ON M9C 5L5
Canada
Telephone: (416) 596-7664 Ext. 231
Facsimile: (416) 596-8039
Attention: Richard Gaetz, President and Chief Executive Officer

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Lang Michener LLP Brookfield Place Suite 2500, 181 Bay Street Toronto, ON MSJ 2T7 Canada Telephone: (416) 360-8600 Facsimile: (416) 365-1719 Attention: Hellen Siwanowicz, Esq.

(b)	If to the Placement Agent:

Stifel, Nicolaus & Company, Incorporated One South Street, 17th Floor Baltimore, MD 21202 Telephone: (443) 224-1400 Facsimile: (443) 224-1497 Attention: Christopher G. College, Managing Director

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103
Telephone: (215) 988-2700
Facsimile: (215) 988-2757
Attention: Stephen T. Burdumy, Esq.
Matthew M. McDonald, Esq.

and

Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Canada Telephone: (416) 597-4229 Facsimile: 416.979.1234 Attention: Neil Sheehy, Esq.
          (c) If to any Purchaser, to the address set forth under such Purchaser’s name on the Execution Page hereto executed by such Purchaser.
     8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, the Company shall not assign this Agreement or any rights or obligations hereunder. Any Purchaser may assign or transfer the Securities pursuant to the terms of this Agreement and of such Securities, or assign such Purchaser’s rights hereunder to any other person or entity, which assignee shall be considered a Purchaser for purposes of this Agreement.
     8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
     8.9 Survival. The representations and warranties of the Company and the agreements and covenants set forth in Articles 3, 4 and 5, hereof shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable Canadian or U.S. federal or state securities laws.

     8.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
     8.11 Indemnification. In consideration of each Purchaser’s execution and delivery of this Agreement and the other Transaction Documents and purchase of the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement and the other Transaction Documents, from and after the Closing, the Company shall defend, protect, indemnify and hold harmless each Purchaser and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement, collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit, claim, order, proceeding or process brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (A) the execution, delivery, performance or enforcement of this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance and sale of the Securities, (C) any disclosure made by such Purchaser pursuant to and in full compliance with Section 4.2 hereof or (D) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8.11 shall be the same as those set forth in Section 6 of the Registration Rights Agreement.
     8.12 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to any of the other Transaction Documents or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
     8.13 No Strict Construction. The language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.
     8.14 Remedies. No provision of this Agreement or any other Transaction Document providing for any remedy to a Purchaser shall limit any other remedy which would otherwise be available to such Purchaser at law, in equity or otherwise. Nothing in this Agreement or any other Transaction Document shall limit any rights any Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Article 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Article 5 hereof), that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the Securities, without the necessity of showing economic loss and without any bond or other security being required.
     8.15 Knowledge. As used in this Agreement, the term “knowledge” of the Company or its Subsidiaries shall mean the actual knowledge of the Key Employees of the Company after making reasonable due inquiry.
     8.16 Exculpation Among Purchasers; No “Group.” The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each party to this Agreement confirms that it has independently participated in the negotiation and drafting of this Agreement and the other Transaction Documents with the advice of its own counsel and advisors, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of Securities hereunder or in monitoring its investment in the Company. The Purchasers agree that no action taken by any Purchaser pursuant hereto or to the other Transaction Documents, shall be deemed to constitute the Purchasers as a partnership, an association, joint venture or any other kind of entity or group, or create a presumption that the Purchasers are in any way acting in concert or would deem such Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act. The Purchasers have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser acknowledges that Stifel, Nicolaus & Company, Incorporated has retained Drinker Biddle & Reath LLP (“DB&R”) and Goodmans LLP (“Goodmans”) to act as its counsel in connection with the transactions contemplated by this Agreement and the other Transaction Documents and that each of DB&R and Goodmans has not acted as counsel for any of the Purchasers in connection therewith and none of the Purchasers have the status of a client of DB&R or Goodmans for conflict of interest or other purposes as a result thereof. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

VITRAN CORPORATION INC.

By: Name:	/s/ Sean Washchuk Sean Washchuk
Title:	Vice President, Finance and Chief Financial Officer

PURCHASER:

TELEION FUND I, LP

By: Name:	/s/ James G. Baker III James G. Baker III
Title:	President, Teleion Capital LLC, Manager of Teleion Fund

RESIDENCE: U.S.A

ADDRESS:	150 Chickering Meadow
Nashville, TN 37215
	Telephone:	615-372-0212
	Facsimile:	615-523-2161
	Attention:	Jim Baker
Purchaser elects to waive its right to designate a Material Notice Recipient pursuant to Section 4.14: Yes ☑ No ☐
Material Notice Recipient (if different from above):

ADDRESS:

Telephone:
Facsimile:
Attention:

AGGREGATE SUBSCRIPTION AMOUNT:
Purchase Price ($8.50 per Share): $850,000
Number of Shares: 100,000

RIDGECREST PARTNERS QP, L.P.

By: Name:	/s/ Todd McElroy Todd McElroy
Title:	CFO

RESIDENCE: U.S.A.

ADDRESS:	767 Third Ave., 20th Floor
New York, NY 10017
	Telephone:	646-827-2698
	Facsimile:	212-935-6095
	Attention:	Todd McElroy
Purchaser elects to waive its right to designate a Material Notice Recipient pursuant to Section 4.14: Yes ☑ No ☐
Material Notice Recipient (if different from above):

ADDRESS:

Telephone:

Facsimile:

Attention:

AGGREGATE SUBSCRIPTION AMOUNT:
Purchase Price ($8.50 per Share): $637,500
Number of Shares: 75,000

T. ROWE PRICE ASSOCIATES INC.,
Investment Advisor By and on Behalf of
Certain Participant Accounts

By:	/s/ Hugh M. Evans III

Name:	Hugh M. Evans III
Title:	Vice President

RESIDENCE: Maryland, U.S.A.

ADDRESS:	T. Rowe Price Associates Inc.
100 East Pratt Street
Baltimore, MD 21202
	Telephone:	410-345-2090
	Facsimile:	410-345-6575
	Attention:	Andrew Baek, Vice President and Senior Legal Counsel
Purchaser elects to waive its right to designate a Material Notice Recipient pursuant to Section 4.14: Yes ☐ No ☑
Material Notice Recipient (if different from above):

ADDRESS:	Same

Telephone:
Facsimile:
Attention:

AGGREGATE SUBSCRIPTION AMOUNT:
Purchase Price ($8.50 per Share): $2,178,864.50
Number of Shares: 256,337

SCOPUS ASSET MANAGEMENT LP

By:	/s/ Jonathan D’Orsi
Name:	Jonathan D’Orsi
Title:	COO
RESIDENCE: U.S.A.

ADDRESS:	623 Fifth Avenue, 31st Floor
New York, NY 10022
	Telephone:	212-251-3285
	Facsimile:	212-251-3279
	Attention:	Jonathan D’Orsi
Purchaser elects to waive its right to designate a Material Notice Recipient pursuant to Section 4.14: Yes ☐ No ☑
Material Notice Recipient (if different from above):

ADDRESS:

Telephone:

Facsimile:

Attention:

AGGREGATE SUBSCRIPTION AMOUNT:
Purchase Price ($8.50 per Share): $3,400,000
Number of Shares: 400,000

FIDELITY PURITAN TRUST:
FIDELITY LOW-PRICED STOCK FUND

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer
RESIDENCE: Commonwealth of Massachusetts

ADDRESS:	c/o Fidelity Management & Research Company
82 Devonshire Street
Boston, MA 02109-3614
Telephone:
Facsimile:

Attention:

Purchaser elects to waive its right to designate a Material Notice Recipient pursuant to Section 4.14: Yes ☑ No ☐
Material Notice Recipient (if different from above):

ADDRESS:

Telephone:

Facsimile:

Attention:

AGGREGATE SUBSCRIPTION AMOUNT:
Purchase Price ($8.50 per Share): $4,250,000
Number of Shares: 500,000

UBS O’CONNOR LLC
F/B/O: O’CONNOR PIPES CORPORATE
STRATEGIES MASTER LIMITED

By:	/s/ Jeffrey Putman

Name: Title:	Jeffrey Putman Executive Director
RESIDENCE: Fund Domicile Offshore Cayman

ADDRESS:	c/o UBS O’Connor LLC
One North Wacker Drive, 32nd Floor
Chicago, IL 60606
	Telephone:	312-525-6247
	Facsimile:	312-525-6270
	Attention:	Robert Murray
Purchaser elects to waive its right to designate a Material Notice Recipient pursuant to Section 4.14: Yes ☐ No ☑
Material Notice Recipient (if different from above):

ADDRESS:

Telephone:

Facsimile:

Attention:

AGGREGATE SUBSCRIPTION AMOUNT:
Purchase Price ($8.50 per Share): $850,000
Number of Shares: 100,000

NEWLAND MASTER FUND, LTD.

By:	/s/ Joseph Yankovich

Name:	Joseph Yankovich
Title:	CFO
RESIDENCE: U.S.A.

ADDRESS:	350 Madison Avenue, 11th Floor
New York, NY 10017
	Telephone:	212-329-0765
	Facsimile:	212-329-0770
	Attention:	Joseph Yankovich
Purchaser elects to waive its right to designate a Material Notice Recipient pursuant to Section 4.14: Yes ☐ No ☑
Material Notice Recipient (if different from above):

ADDRESS:

Telephone:

Facsimile:

Attention:

AGGREGATE SUBSCRIPTION AMOUNT:
Purchase Price ($8.50 per Share): $3,356,531
Number of Shares: 394,886

ADVANCED SERIES TRUST –
AST ACADEMIC STRATEGIES ASSET
ALLOCATION PORTFOLIO (the “Fund”)

By:	Jennison Associates LLC, as Subadvisor to the Fund

By:	/s/ Ubong U. Edemeka
Name:	Ubong U. Edemeka
Title:	Managing Director and Portfolio Manager of the Fund
RESIDENCE: U.S.A.

ADDRESS:	c/o Jennings Associates LLC
466 Lexington Avenue
New York, NY 10017
	Telephone:	212-421-1000
	Facsimile:	212-682-9831
	Attention:	Legal Department
Purchaser elects to waive its right to designate a Material Notice Recipient pursuant to Section 4.14: Yes ☑ No ☐
Material Notice Recipient (if different from above):

ADDRESS:

Telephone:
Facsimile:
Attention:

AGGREGATE SUBSCRIPTION AMOUNT:
Purchase Price ($8.50 per Share): $1,250,001.50
Number of Shares: 147,059

JENNISON SMALL COMPANY FUND, INC. (the “Fund”)

By:	Jennison Associates LLC, as Subadvisor to the Fund

By:	/s/ John P. Mullman

Name:	John P. Mullman
Title:	Managing Director and Portfolio Manager of the Fund
RESIDENCE: U.S.A.

ADDRESS:	c/o Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
	Telephone:	212-421-1000
	Facsimile:	212-682-9831
	Attention:	Legal Department
Purchaser elects to waive its right to designate a Material Notice Recipient pursuant to Section 4.14: Yes ☑ No ☐
Material Notice Recipient (if different from above):

ADDRESS:

Telephone:
Facsimile:
Attention:

AGGREGATE SUBSCRIPTION AMOUNT:
Purchase Price ($8.50 per Share): $6,162,500
Number of Shares: 725,000

[Attach Purchaser allocations, if applicable]

Schedule 2.4
Our Logistics and LTL segments continue to capitalize on their momentum from the second quarter of 2009. Our Logistics segment should meet or exceed second quarter financial measures and our U.S. LTL business unit daily shipment and daily tonnage metrics are expected to exceed the second quarter of 2009. However, although we continue to make progress with our activity levels in the marketplace, in the current LTL pricing environment we do not expect third quarter income from operations to exceed the second quarter of 2009. In addition, we have not seen any indication that the LTL pricing environment is improving, which could impact results for the balance of the year.

Annex A
Investor Questionnaire

Dear Selling Securityholder:
     In connection with a registration statement to be filed on Form S-3 by Vitran Corporation Inc. (the “Company”) on or before October ___, 2009, by means of which the Company is registering shares of common stock underlying certain securities held by you, please provide the information requested in the Selling Securityholder Notice and Questionnaire attached hereto as Attachment A.
     Please note that failure to provide this information may delay the registration of these shares.
     Please e-mail or fax your responses to this letter to Mr. Denno Chen, Esq., at Lang Michener LLP (Email: dchen@langmichener.ca, fax number: 416-365-1719 “Attn: Denno Chen”), no later than September ___, 2009. Please note that the SEC may have comments to the Registration Statement once it is filed, which may require us to solicit additional information from you. If the number of shares owned as reported in your Selling Securityholder Notice and Questionnaire changes subsequent to the date of your response, please notify Mr. Chen immediately at the above email address.
Vitran Corporation Inc.
September ___, 2009
Attachments

Selling Securityholder Notice and Questionnaire
     The undersigned beneficial owner of common shares issued as of September ___, 2009 (the “Registrable Securities”) of Vitran Corporation Inc., a Ontario corporation (the “Company”), understands that the Company intends to file with the Securities and Exchange Commission (the “Commission”) the Registration Statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement by and among the Company and the Investors who are a party thereto, dated as of September ___, 2009 (the “Registration Rights Agreement”). A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
     Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus:
NOTICE
     The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.
     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE
1.	Name.
(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.	Broker-Dealer Status:
(a)	Are you a broker-dealer?

☐ Yes ☐ No

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

☐ Yes ☐ No

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

☐ Yes ☐ No

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

☐ Yes ☐ No

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
4.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.
Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities. “Beneficial ownership” has the meaning prescribed in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Type and Amount of other securities beneficially owned by the Selling Securityholder, and provide the information in paragraphs (a) through (f) below:

Provide the following information with respect to securities beneficially owned by the Selling Stockholder:

(a)	State the number of Common Shares of the Company over which the Selling Stockholder has direct voting power (voting power includes the power to vote or to direct the voting of any securities of the Company).

(b)	State the number of Common Shares of the Company over which the Selling Stockholder has indirect voting power (indirect voting power includes voting power through any contract arrangement, understanding, relationship or otherwise whereby the Selling Stockholder has the indirect power to vote or to direct the voting of the Company’s securities) and the nature of such indirect voting power.

(c)	State the number of Common Shares of the Company over which the Selling Stockholder has direct investment power (investment power includes the power to dispose or to direct the disposition of the Company’s securities).

(d)	State the number of Common Shares of the Company over which the Selling Stockholder has indirect investment power (indirect investment power includes the power through any contract arrangement, understanding, relationship or otherwise whereby the Selling Stockholder has the indirect power to dispose or to direct the disposition of the Company’s securities) and the nature of such indirect investment power.

(e)	State the number of Common Shares of the Company over which the Selling Stockholder has the right to acquire beneficial ownership within 60 days and the particulars thereof (such as the exercise or conversion price, date exercisable or convertible, expiration date and the nature of the ownership of such securities):
(i)	through the exercise of any option, warrant or right;

(ii)	through the conversion of a security;

(iii)	pursuant to the power to revoke a trust discretionary account or similar arrangement;

(iv)	pursuant to the automatic termination of a trust discretionary account or similar arrangement;

(v)	through any other arrangement.

(f)	Indicate whether the Selling Stockholder has a member of a group within the meaning of Section 13(d)(3) of the Exchange Act and, if so, name each other member of the group:

5.	Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

     The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.
     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:
By:
Name:
Title:

PLEASE A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE BY E-MAIL OR FAX TO DENNO CHEN, (EMAIL: dchen@langmichener.ca, FAX NUMBER: 416-365-1719 “ATTN: DENNO CHEN”), NO LATER THAN SEPTEMBER ___, 2009, WITH THE ORIGINAL COPY TO FOLLOW BY OVERNIGHT MAIL TO:
Lang Michener LLP
Brookfield Place
Suite 2500, 181 Bay Street
Toronto, ON MSJ 2T7
Canada
Attention: Denno Chen

Exhibit A
REGISTRATION RIGHTS AGREEMENT
     REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September ___, 2009, by and among Vitran Corporation Inc., a corporation organized under the laws of the Province of Ontario (the “Company”), and the undersigned purchasers (each, a “Purchaser,” and collectively, the “Purchasers”).
          WHEREAS:
          A. In connection with the Securities Purchase Agreement, dated as of September ___, 2009, by and among the Company and the Purchasers (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Purchaser shares of the Company’s common stock (the “Common Stock”).
          B. In accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:
ARTICLE 1
DEFINITIONS
          Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
     1.1 “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York or the City of Toronto are authorized or required by law to remain closed.
     1.2 “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.
     1.3 “Effective Date” means the date the Registration Statement has first been declared effective by the SEC.
     1.4 “Effectiveness Deadline” means the date which is 90 calendar days after the Closing Date.

     1.5 “Filing Deadline” means the date which is 30 days after the Closing Date.
     1.6 “Investor” means a Purchaser or any transferee or assignee thereof to whom a Purchaser or another Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Article 9.
     1.7 “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, or other entity of any kind.
     1.8 “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.
     1.9 “Registrable Securities” means (i) the Common Stock issued pursuant to the Securities Purchase Agreement, and (ii) any share capital of the Company issued with respect to such Common Stock as a result of any split, dividend, recapitalization, exchange or similar event or otherwise.
     1.10 “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities, any amendments, supplements, and exhibits thereto and any material incorporated by reference (or deemed to be incorporated by reference) therein.
     1.11 “Required Holders” means the holders of at least 50% of the Registrable Securities.
     1.12 “Rule 415” means Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.
     1.13 “SEC” means the United States Securities and Exchange Commission.
ARTICLE 2
REGISTRATION
     2.1 Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2.4. The Registration Statement prepared pursuant hereto shall register for resale all of the Registrable Securities outstanding as of the date the Registration Statement is initially filed with the SEC. The Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit A. The Company shall use commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline.

By 9:30 a.m. on the Business Day immediately following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.
     2.2 Limitation to Registrable Securities. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.
     2.3 Legal Counsel. Each Investor may designate legal counsel from time to time to review and oversee at the expense of such Investor any registration pursuant to this Article 2 (the “Legal Counsel”). The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.
     2.4 Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form that covers the resale of all of the Registrable Securities pursuant to the provisions of this Agreement and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.
     2.5 Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities is (A) not filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the applicable Effectiveness Deadline (an “Effectiveness Failure”) or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3.16) pursuant to such Registration Statement or otherwise (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, or to maintain the listing of the Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity) and not as a penalty, the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to 1.0% of the aggregate Purchase Price (as defined in the Securities Purchase Agreement) paid by such Purchaser on each of the following dates: (i) on every 30th day after the day of a Filing Failure and thereafter (pro rated for periods totaling less than 30 days) until the earlier of (x) the date as of which the Investors may sell all of the Registrable Securities without limitation or restriction pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act (“Rule 144”) and (y) the date on which such Filing Failure is cured; (ii) on every 30th day after the day of an Effectiveness Failure and thereafter (pro rated for periods totaling less than 30 days) until the earlier of (x) the date as of which the Investors may sell all of the Registrable Securities without limitation or restriction pursuant to Rule 144 and (y) the date on which such Effectiveness Failure is cured; (iii) on every 30th day after the initial day of a Maintenance Failure and thereafter (pro rated for periods totaling less than 30 days) until the earlier of (x) the date as of which the Investors may sell all of the Registrable Securities without limitation or restriction pursuant to Rule 144 and (y) the date on which such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2.5 are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the 30th day after the event or failure giving rise to the Registration Delay Payments has occurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Notwithstanding anything herein or in the Securities Purchase Agreement to the contrary, in no event shall the aggregate amount of Registration Delay Payments payable to any Investor exceed, in the aggregate, 10% of the aggregate Purchase Price paid by such Purchaser.
ARTICLE 3
RELATED OBLIGATIONS
          At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2.1, the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:
     3.1 Acceleration; Adequate Disclosure. The Company shall submit to the SEC, within two Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall keep each Registration Statement continuously effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without limitation or restriction pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.
     3.2 Amendments to Registration Statement. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement continuously effective at all times during the Registration Period, and, during such period, comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the

Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3.2) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement. The Company shall respond as promptly as reasonably practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Investors true and complete copies of all correspondence from and to the SEC relating to such Registration Statement that pertains to the Investors as “Selling Stockholders” but not any comments that would result in the disclosure to the Investors of material and non-public information concerning the Company.
     3.3 Review by Legal Counsel; Information Rights. The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least three Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, and Reports on Form 10-Q, Reports on Form 8-K and any similar or successor reports) at least three Business Days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. Legal Counsel shall provide any comments within two Business Days after receipt of a document for review pursuant to the previous sentence. The Company shall, as promptly as practicable, furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Article 3.
     3.4 Prospectus Delivery. The Company shall, as promptly as practicable, furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, an electronic copy of the prospectus included in such Registration Statement and all amendments and supplements thereto; provided, that the Company shall promptly provide each Investor with such number of copies of such prospectus as such Investor may reasonably request and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

     3.5 Blue Sky Compliance. The Company shall use commercially reasonable efforts to (i) register and qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from the registration or qualification) of Registrable Securities for the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.5, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.
     3.6 Updates to Prospectus. The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, or the passage of time as a result of which a Registration Statement or the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material non-public information), and, subject to Section 3.16, promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC or any other federal or state government authority for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate, and (iv) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on any Registration Statement (in which case the Company shall provide to each of the Investors true and complete copies of all comments that pertain to the Investors as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information). The Company shall notify Legal Counsel and each Investor in writing not more than one Business Day after (x) the Company becoming aware of the issuance by the

SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened (collectively, “Proceeding”), for that purpose; or (y) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose.
     3.7 Prevention of Suspension of Effectiveness. The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.
     3.8 Underwriter Status. If, after the execution of this Agreement, the SEC informs the Company that one or more of the Investors may be an underwriter of Registrable Securities, at the request of the Company, such Investor shall reasonably cooperate with the Company in amending the Registration Statement to reflect the fact that such Investor is an underwriter.
     3.9 Confidentiality. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or Canadian Securities Laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
     3.10 Listing of Registrable Securities. The Company shall cause all of the Registrable Securities covered by a Registration Statement to be listed on the Toronto Stock Exchange and the Nasdaq Global Market and each other securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.10.
     3.11 Certificates. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such amounts as the Investors may reasonably request and registered in such names as the Investors may request.
     3.12 Prospectus Supplements Requested by Investor. If reasonably requested by an Investor, the Company shall, as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.
     3.13 Compliance with Regulations. The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, the Ontario Securities Commission, and all other applicable regulatory authorities in connection with any registration hereunder, including without limitation Rule 172 under the Securities Act. Further, the Company shall notify the Investors promptly if the Company no longer satisfies the conditions of Rule 172.
     3.14 Reporting Issuer Status. During the Registration Period, the Company shall continue to be a “reporting issuer” or the equivalent thereof in good standing under the applicable Canadian Securities Laws in each of the provinces of Canada and is in and shall continue to be in compliance with all applicable Canadian Securities Laws in all material respects and will make all necessary filings (including, without limitation, the filing of all continuous disclosure materials) required to be filed by the Company pursuant to the Canadian Securities Laws, but will not be required to qualify the Registrable Securities for sale in Canada.
     3.15 Confirmation of Effectiveness to Transfer Agent. Within one Business Day after a Registration Statement that covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit B.
     3.16 Disclosure Grace Period. Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, (ii) use commercially reasonable efforts to terminate a Grace Period as promptly as practicable, and (iii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 20 consecutive days and no more than two Grace Periods shall occur during any 365 day period and the first day of any Grace Period must be at least two trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 2.5 hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3.6 with respect to the information giving rise thereto unless such material non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.
     3.17 S-3 Eligibility. The Company shall use commercially reasonable efforts to maintain compliance with the eligibility requirements of Form S-3 so that such form is continuously available for the registration of the resale of Registrable Securities during the Registration Period.
ARTICLE 4
OBLIGATIONS OF THE INVESTORS
     4.1 Information to be Included in Registration Statement. At least five Business Days prior to the first anticipated filing date of a Registration Statement other than the initial Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.
     4.2 Cooperation. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.
     4.3 Cease Disposition. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.6, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration

Statement(s) covering such Registrable Securities until such Investor’s receipt of notice that the supplemented or amended prospectus contemplated by Section 3.6 has been filed with the SEC or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3.6 and for which the Investor has not yet settled.
     4.4 Prospectus Delivery. Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.
ARTICLE 5
EXPENSES OF REGISTRATION
          All expenses, other than underwriting discounts and commissions or as otherwise provided in this Agreement, incurred in connection with registrations, filings or qualifications pursuant to Articles 2 and 3, including, without limitation, all registration, listing and qualifications fees, printer’s and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.
ARTICLE 6
INDEMNIFICATION
          In the event any Registrable Securities are included in a Registration Statement under this Agreement:
     6.1 Indemnification by Company. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, the Canadian Securities Laws, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6.3, the Company shall reimburse the Indemnified Persons, promptly as such Indemnified Damages are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in strict conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any amendment thereof or supplement thereto, if such prospectus was timely made available by the Company to such Indemnified Person pursuant to Section 3.3; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Article 9.
     6.2 Indemnification by Investor. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act. Canadian Securities Laws or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in strict conformity with written information furnished to the Company by such Investor expressly for use in the Registration Statement or any amendment thereof or supplement thereto and, subject to Section 6.3, such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 and the agreement with respect to contribution contained in Article 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6.2 for only that amount of a Claim or Indemnified Damages as does not exceed the dollar amount of the net proceeds received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Article 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.
     6.3 Participation; Cooperation. Promptly after receipt by an Indemnified Person or Indemnified Party under this Article 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Article 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the proviso of the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person that relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.
     6.4 Payment of Indemnification. The indemnification required by this Article 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.
     6.5 Non-Exclusive Remedy. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.
ARTICLE 7
CONTRIBUTION
          To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities that is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.
ARTICLE 8
REPORTS UNDER THE EXCHANGE ACT
     8.1 With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:
          (a) make and keep public information available, as those terms are understood and defined in Rule 144;
          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
          (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act,

and (ii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.
ARTICLE 9
ASSIGNMENT OF REGISTRATION RIGHTS
          The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and in accordance with all applicable securities laws.
ARTICLE 10
AMENDMENT OF REGISTRATION RIGHTS
          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Article 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.
ARTICLE 11
MISCELLANEOUS
     11.1 Holders of Record. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.
     11.2 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
If to the Company:
Vitran Corporation, Inc.
185 The West Mall, Suite 701
Toronto, ON, Canada, M9C 5L5
Telephone: (416) 596-7664 Ext. 231
Facsimile: (416) 596-8039
Attention: Richard Gaetz, President and Chief Executive Officer

With copies (which shall not constitute notice) to:

Lang Michener LLP Brookfield Place Suite 200, 181 Bay Street Toronto, ON, Canada, M5J 2T7 Telephone: (416) 360-8600 Facsimile: (416) 365-1719 Attention: Hellen L. Siwanowicz, Esq.

and

Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103
Telephone: (215) 988-2880
Facsimile: (215) 988-2757
Attention: Stephen T. Burdumy, Esq
Matthew M. McDonald, Esq.
If to Legal Counsel:
To be provided to the Company in writing following appointment of Legal Counsel.
If to a Purchaser, to its address and facsimile number set forth on the Schedule of Purchasers attached hereto, with copies to such Purchaser’s representatives as set forth on the Schedule of Purchasers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.
     11.3 No Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
     11.4 Governing Law; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
     11.5 Entire Agreement. This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
     11.6 Successors and Assigns. Subject to the requirements of Article 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

     11.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     11.8 Counterparts; Facsimile Signatures. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.
     11.9 Further Assurances; No Inconsistent Agreements. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. Neither the Company nor any of its subsidiaries (as such term is defined in the Business Corporations Act (Ontario)) (the “subsidiaries”) has entered, as of the date hereof, nor shall the Company or any of the Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof.
     11.10 Required Consent. All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.
     11.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.
     11.12 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except to the extent set forth in Article 6.
     11.13 Several Liability. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity or group, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.
[Signature Page Follows]

          IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY: VITRAN CORPORATION INC.
By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:
By:
Name:
Title:

[Purchaser Signature Page to Registration Rights Agreement]

SCHEDULE OF PURCHASERS

	Purchaser’s Address	Purchaser’s Representative’s Address
Purchaser	and Facsimile Number	and Facsimile Number

EXHIBIT A
SELLING STOCKHOLDERS
     For additional information regarding the issuance of the common stock, see “Private Placement of Common Stock” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the common stock issued pursuant to the Securities Purchase Agreement, the selling stockholders have not had any material relationship with us within the past three years.
     The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by each selling stockholder, based on its ownership of the common stock issued pursuant to the Securities Purchase Agreement, as of September ___, 2009. The third column lists the shares of common stock being offered by this prospectus by the selling stockholders. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus. The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

	Number of Shares	Maximum Number of Shares	Number of Shares
	Beneficially Owned	to be Sold Pursuant to	Owned After
Name of Selling Stockholder	Prior to Offering	this Prospectus	Offering

PLAN OF DISTRIBUTION
     We are registering the shares of common stock to permit the resale of these shares of common stock by the selling stockholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock.
     The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,
•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.
     If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.
     The selling stockholders may pledge or grant a security interest in some or all of the warrants or notes owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
     At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.
     Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.
     There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

     The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. To the extent applicable Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.
     We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreements, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.
     Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable under the Securities Act in the hands of persons other than our affiliates.

EXHIBIT B
FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT
[Transfer Agent]
[Address]
Attention:
     Re: Vitran Corporation Inc.
Ladies and Gentlemen:
          [We are][I am] counsel to Vitran Corporation Inc., a corporation formed under the laws of Ontario, Canada (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders shares of its common stock (the “Shares”). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the common stock under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                           , 20_, the Company filed a Registration Statement on Form S-3 (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Shares, which Registration Statement names each of the Holders as a selling stockholder thereunder.
          In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Shares are available for resale under the Securities Act pursuant to the Registration Statement unless we have delivered to you notice in writing that the Registration Statement has ceased to be effective for any reason.

     This letter shall serve as our standing opinion to you that the Shares are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of the Shares to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated                      ___, 2009.

Very truly yours,
By:

CC:     [LIST NAMES OF HOLDERS]

Exhibit B
September ___, 2009
Stifel, Nicolaus & Company, Incorporated
One South Street, 17th Floor
Baltimore, MD 21202
RE: Vitran Corporation Inc. (the “Company”)
Ladies & Gentlemen:
     The undersigned is an owner of record or beneficially of certain shares of common stock of the Company (the “Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to conduct an offering (the “Private Placement”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and has agreed to subsequently register the Common Stock for resale to the public (the “Offering”) by filing a registration statement (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”). The Private Placement and the Offering together are known as the “Transaction.” The undersigned recognizes that the Transaction will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital to reduce its outstanding indebtedness. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this Letter Agreement in carrying out the Transaction and in entering into a Securities Purchase Agreement and Registration Rights Agreement with the Company with respect to the Transaction.
     In consideration of the foregoing, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned’s Shares.
     The initial Lock-Up Period will commence on the date of this Letter Agreement and continue for 30 days following the earlier of (A) the date on which the Registration Statement registering the resale of the Common Stock issued in the Private Placement filed pursuant to the Registration Rights Agreement is declared effective by the SEC, and (B) the date on which the purchasers under the Private Placement may resell the Common Stock acquired thereunder without registration under Rule 144 of the Securities Act; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Stifel, Nicolaus & Company, Incorporated waives, in writing, such extension.
     The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period will be delivered by Stifel, Nicolaus & Company, Incorporated to the Company and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Letter Agreement during the period from the date of this Letter Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.
     Notwithstanding the foregoing, the undersigned may (A) transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) pursuant to a last will and testament or pursuant to the laws of intestacy, (iv) pursuant to a valid court order or judicial determination, or (v) with the prior written consent of Stifel, Nicolaus & Company, Incorporated, and (B) exercise any options or other rights to acquire shares of Common Stock of the Company that are outstanding on the date hereof, provided that the shares of Common Stock of the Company received by the undersigned pursuant to his, her or its exercise of such options or other rights shall remain subject to the terms of this Lock-Up Agreement. For purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer Common Stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such Common Stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clauses (i) through (v) above, for the duration of this Letter Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.
     This Letter Agreement shall terminate on the earlier of (A) September 30, 2009, if the Private Placement has not been consummated by such time, or (B) the date on which any application by the Company for withdrawal of the Registration Statement is granted or deemed granted by the SEC.
     The undersigned understands that the Company is relying upon this Letter Agreement in proceeding toward consummation of the Transaction. The undersigned further understands that this Letter Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.
Very truly yours,

Exact Name of Purchaser

Authorized Signature

Title

Exhibit C
Form of Irrevocable Transfer Agent Instructions
As of                     , 20___

[Transfer Agent]
[Address]
[Address]
Attn:
Ladies and Gentlemen:
     Reference is made to that certain Securities Purchase Agreement, dated as of September [___], 2009 (the “Agreement”), by and among Vitran Corporation Inc., a corporation organized under the laws of the Province of Ontario (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders shares of common stock (the “Shares”) of the Company, no par value (the “Common Stock”).
     This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any, to issue certificates representing shares of Common Stock to a Holder from time to time upon delivery to you of instructions by the Company as indicated in writing executed by a duly authorized officer of the Company.
     You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that either (1) a registration statement covering resales of the Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), or (2) the Shares have been sold in conformity with Rule 144 under the Securities Act (“Rule 144”) or are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, within three (3) business days of your receipt of written authorization from a duly authorized officer of the Company that the Common Stock may be issued, you shall issue the certificates representing the Common Stock registered in the names of such Holders or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Shares are not registered for resale under the Securities Act or able to be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, then the certificates for such Shares shall bear the following restrictive legend:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED OTHER THAN PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS

Exhibit C
AMENDED, OR (B) PURSUANT TO RULE 144 UNDER SAID ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND, IN EACH CIRCUMSTANCE, PROVIDED AN OPINION OF COUNSEL SELECTED BY THE HOLDER AND REASONABLY ACCEPTABLE TO THE ISSUER, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT IS DELIVERED TO THE ISSUER. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS.
     The securities represented by this certificate are listed on the Toronto Stock Exchange (“TSX”); however, the said securities cannot be traded through the facilities of TSX since they are not freely transferable, and consequently any certificate representing such securities is not “good delivery” in settlement of transactions on TSX.
     A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Shares has been declared effective by the Commission under the Securities Act is attached hereto as Annex I.
     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours, VITRAN CORPORATION INC.
By:
Name:
Title:

Acknowledged and Agreed:
[TRANSFER AGENT]

By:
Name:
Title:

Date: